SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  FORM 8-K/A-1

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          April 26, 2001
                                                --------------------------------


                         WORLDPORT COMMUNICATIONS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

           Delaware                    000-25015                84-1127336
--------------------------------------------------------------------------------
 (State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             file number)           Identification No.)


975 Weiland Road, Buffalo Grove, Illinois                       60089
--------------------------------------------------------------------------------
(Address of principal executive offices)                     (zip code)



Registrant's telephone number, including area code   (847) 229-8200
                                                  ------------------------------




                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.
         ---------------------------------


(a)      Financial Statements.
         --------------------

         Pursuant to Item 7(a)(4), the Company files herewith as Exhibit 99.1 the following audited financial statements of the acquired business:

         Partners and Advisors

         Partners' Report

         Statement of Partners' Responsibilities

         Report of the Independent Accountants

         Consolidated Profit and Loss Account for the Period from Incorporation to December 31, 2000

         Reconciliation of Movements in Partnership Funds for the Period from Incorporation to December 31, 2000

         Balance Sheet at December 31, 2000

         Consolidated Cash Flow Statement for the Period from Incorporation to December 31, 2000

         Notes to the Financial Statements for the Period from Incorporation to December 31, 2000


(b)      Pro Forma Consolidated Financial Statements (unaudited)
         -------------------------------------------------------

         Introduction

         Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2001 and 2000

         Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2000

         Pro Forma Consolidated Balance Sheet at March 31, 2001

(c)      Exhibits.
         --------


Exhibit No.                                          Description
-----------                                          -----------

      2.1* Stock Purchase Agreement, dated April 25, 2001, between Worldport Holdings, Inc. and Hostmark World, L.P.

     10.1* Shareholders Agreement, dated April 25, 2001, between the Company and Seller

     10.2* Registration Rights Agreement, dated April 25, 2001, among the Company, Seller and NB Rothschild & Sons Limited

     23.1**       Consent of PricewaterhouseCoopers, Independent Accountants

     99.1** Audited Financial Statements for Hostmark World LP and its subsidiaries at December 31, 2000 and for the period from inception to December 31, 2000

----------------
* Incorporated by reference to the same numbered Exhibit to the Report on Form 8-K, dated April 26, 2001, of which this Amendment No. 1 on Form 8-K/A-1 forms a part.
**   Filed herewith.

                         WORLDPORT COMMUNICATIONS, INC.
                   PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)


On April 26, 2001, Worldport Holdings, Inc., a wholly owned subsidiary of Worldport Communications, Inc. (the "Company") purchased 100% of the capital stock of Hostmark World Limited, Hostmark AB and Hostmark GmbH (collectively, the "Hostmark Corporations"), in exchange for up to 5.1 million shares of common stock of the Company. Of this amount, 4.1 million shares were issued at the closing and the remaining 1.0 million shares will be issued to the Seller on the first anniversary of the closing, subject to certain representations and warranties.

The acquisition was accounted for using the purchase method of accounting. The fair value of the net assets received exceeded the purchase price. Accordingly, this excess was allocated to proportionately reduce the value assigned to non-current assets acquired.

The following pro forma consolidated statements of operations for the three months ended March 31, 2001 give effect to the acquisition of the Hostmark Corporations as if it had been completed on January 1, 2001. The pro forma consolidated statements of operations for the three months ended March 31, 2000, and for the year ended December 31, 2000, give effect to the acquisition as if the transaction had been completed on January 1, 2000. The pro forma consolidated balance sheet as of March 31, 2001 gives effect to the acquisition as if the transaction had been completed on March 31, 2001.

The Company believes that the assumptions used in the pro forma consolidated financial statements provide a reasonable basis on which to present such statements. The pro forma consolidated financial statements are provided for information purposes only and should not be construed to be indicative of the Company's results of operations or financial position had the acquisition been consummated on or as of the date assumed, and are not intended to project the Company's results of operations or its financial position for any future period or as of any future date. The pro forma consolidated financial statements and accompanying notes should be read in conjunction with the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, the Company's Form 10-Q for the quarter ended March 31, 2001, and the audited consolidated financial statements of Hostmark World LP and the related notes thereto appearing elsewhere in this document.


                         WORLDPORT COMMUNICATIONS, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                    For the Three Months Ended March 31, 2001


                                                                  Historical          Acquisition           Pro forma
 (Amounts in thousands, except per share data)                    (unaudited)         Adjustments          Consolidated
                                                            ----------------------    -----------          ------------
                                                            Worldport     Hostmark
                                                            ---------     --------

Revenue                                                         $ 2,482       $  17         $    -             $   2,499
Cost of services                                                  3,970           -              -                 3,970
                                                                -------       -----         ------             ---------

         Gross margin                                           (1,488)          17              -               (1,471)

Operating expenses                                                6,488      14,265              -                20,753
Depreciation & amortization                                       2,653       2,199        (1,649)   (1)           3,203
                                                                -------       -----         ------             ---------

         Operating income (loss)                               (10,629)    (16,447)          1,649              (25,427)

Interest income                                                   1,838          77              -                 1,915
Interest expense                                                   (81)           -                                 (81)
Gain on sale of assets                                                -           -              -                     -
Other income                                                         15          51              -                    66
                                                                 -------       -----         ------             ---------

         Income (loss) before income taxes                      (8,857)    (16,319)          1,649              (23,527)

Income tax benefit                                                (120)           -              -                 (120)
                                                                -------       -----         -------            ---------

         Net income (loss)                                      (8,737)    (16,319)          1,649              (23,407)

Preferred stock beneficial conversion                                 -           -             -                     -
                                                                -------       -----         ------             ---------

  Net income (loss) available to common stockholders           $(8,737)   $(16,319)        $ 1,649            $ (23,407)
                                                               ========   =========       ========            ==========

Net loss per share:
    Basic                                                      $ (0.26)                                        $  (0.60)
                                                               ========                                        =========
    Diluted                                                    $ (0.26)                                        $  (0.60)
                                                               ========                                        =========

Shares used in net loss per share calculation:

   Basic                                                         33,950           -          5,100   (2)          39,050
       Convertible preferred stock                                    -           -              -                     -
       Warrants                                                       -           -              -                     -
       Options                                                        -           -              -                     -
                                                                -------       -----         -------            ---------
   Diluted                                                       33,950           -          5,100                39,050
                                                                =======       =====         ======               =======




                                           WORLDPORT COMMUNICATIONS, INC.
                                   PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                     For the Three Months Ended March 31, 2000


                                                                    Historical            Acquisition            Pro forma
 (Amounts in thousands, except per share data)                      (unaudited)           Adjustment             Consolidated
                                                            ----------------------------  -----------            -------------
                                                             Worldport      Hostmark
                                                             ---------      --------

Revenue                                                          $ 5,093          $   -          $    -             $   5,093

Cost of services                                                   3,061              -               -                 3,061
                                                                  ------           ----            ----                ------


         Gross margin                                              2,032              -               -                 2,032


Operating expenses                                                 8,218          1,300               -                 9,518

Depreciation & amortization                                          449              -               -                   449
                                                                  ------           ----            ----                ------


         Operating income (loss)                                 (6,635)        (1,300)               -               (7,935)


Interest income                                                    4,890              7               -                 4,897

Interest expense                                                   (424)              -                                 (424)

Gain on sale of assets                                           353,095              -               -               353,095

Other income                                                       2,639              -               -                 2,639
                                                                  ------           ----            ----                ------


         Income (loss) before income taxes                       353,565        (1,293)               -               352,272


Income tax benefit                                                85,000              -               -                85,000
                                                                 -------           ----            ----               -------


         Net income (loss)                                       268,565        (1,293)               -               267,272


Preferred stock beneficial conversion                                  -              -               -                     -
                                                                    ----           ----            ----                     -

Net income (loss) available to common stockholders            $  268,565       $ (1,293)       $      -            $  267,272
                                                              ==========      =========       =========           ==========

Net loss per share:
    Basic                                                       $   9.44                                             $   7.97
                                                                ========                                            ========
    Diluted                                                     $   4.82                                             $   4.40
                                                                ========                                            ========

Shares used in net loss per share calculation:
   Basic                                                          28,449              -           5,100  (2)           33,549
       Convertible preferred stock                                21,103              -               -                21,103
       Warrants                                                    2,849              -               -                 2,849
       Options                                                     3,278              -               -                 3,278
                                                                  ------           ----            ----                -----
   Diluted                                                        55,679              -           5,100                60,779
                                                                 =======           ====          ======               ======




                         WORLDPORT COMMUNICATIONS, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 2000


                                                                                                Acquisition           Pro forma
 (Amounts in thousands, except per share data)                         Historical               Adjustments          Consolidated
                                                            -----------------------------       -----------          ------------
                                                               Worldport        Hostmark
                                                               ---------        --------

 Revenue                                                            $ 9,795            $   -           $    -            $   9,795

 Cost of services                                                     8,479                -                -                8,479
                                                                  ----------       ----------         --------          ----------


         Gross margin                                                 1,316                -                -                1,316


 Operating expenses                                                  22,677           24,962                -               47,639

 Depreciation & amortization                                          4,323              184            (138)   (1)          4,369
                                                                 ----------       ----------         --------          ----------


         Operating income (loss)                                   (25,684)         (25,146)              138             (50,692)


 Interest income                                                     14,112              497                -               14,609

 Interest expense                                                   (2,018)              (2)                               (2,020)

 Gain on sale of assets                                             346,195                -                -              346,195

 Other income                                                         2,626                -                -                2,626
                                                                 ----------       ----------         --------          ----------


         Income (loss) before income taxes                          335,231         (24,651)              138              310,718


 Income tax benefit                                                  59,999                -                -               59,999
                                                                  ----------       ----------         --------          ----------


         Net income (loss)                                          275,232         (24,651)              138              250,719


 Preferred stock beneficial conversion                                (688)                -                -                (688)
                                                                 ----------       ----------         --------          ----------

Net income (loss) available to common stockholders               $  274,544        $ (24,651)         $   138           $  250,031
                                                                 ==========       ==========         ========          ==========

                                                                                           -
Net loss per share:
    Basic                                                          $   9.03                                               $   7.04
                                                                   ========                                              ========
    Diluted                                                        $   4.85                                               $   4.06
                                                                   ========                                              ========

Shares used in net loss per share calculation:
   Basic                                                             30,402                -            5,100  (2)          35,502

       Convertible preferred stock                                   21,513                -                -               21,513

       Warrants                                                       3,815                -                -                3,815

       Options                                                          820                -                -                  820
                                                                 ----------       ----------         --------          ----------

   Diluted                                                           56,550                -            5,100               61,650
                                                                 ==========       ==========         ========          ==========





                                           WORLDPORT COMMUNICATIONS, INC.
                                        PRO FORMA CONSOLIDATED BALANCE SHEET
                                                As of March 31, 2001


                                                                      Historical             Acquisition             Pro forma
 (Dollars in thousands)                                               (unaudited)            Adjustments           Consolidated
                                                             -----------------------------   -----------           ------------
                                                               Worldport      Hostmark
                                                               ---------      --------

 Cash and cash equivalents                                        $115,583         $9,250           $    -               $124,833
 Accounts receivable, net                                            1,687             16                                   1,703
 VAT receivable                                                      8,578          5,231                                  13,809
 Other current assets                                                8,322          3,090                                  11,412
 Net assets held for sale                                            1,350            -                  -                  1,350
                                                                  ---------      ---------        ---------               --------

         Total current assets                                      135,520         17,587                -                153,107

 Property and equipment, net                                        71,895         83,136         (61,576)  (3)            93,455
 Goodwill, net of accumulated amortization                          15,327              -                                  15,327
 Other assets                                                        1,062             13                -                  1,075
                                                                 ---------      ---------        ---------               --------

     Total Assets                                                 $223,804       $100,736        ($61,576)              $ 262,964
                                                                 =========      =========        =========              ========

 Accounts payable                                                  $14,055         $9,531            $   -                $23,586
 Accrued expenses                                                    8,522         10,823            6,400  (4)            25,745
 Current portion of obligations under capital leases                 3,406              -                -                  3,406
 Other current liabilities                                           5,763            931                -                  6,694
                                                                 ---------      ---------        ---------               --------

         Total current liabilities                                  31,746         21,285            6,400                 59,431

 Long-term liabilities                                                  45              -                -                     45
                                                                 ---------      ---------        ---------               --------

         Total liabilities                                          31,791         21,285            6,400                 59,476

 Undesignated preferred stock                                            -              -                -                      -
 Series A preferred stock                                                -              -                -                      -
 Series B preferred stock                                                -              -                -                      -
 Series C preferred stock                                                -              -                -                      -
 Series D preferred stock                                                -              -                -                      -
 Series E preferred stock                                                -              -                -                      -
 Series G preferred stock                                                -              -                -                      -
 Common stock                                                            3              -                4  (5)                 7
 Warrants                                                            2,611              -                -                  2,611
 Additional paid-in capital                                        175,739        117,259        (105,788)  (5)           187,210
 Accumulated other comprehensive loss                              (3,382)              -                -                (3,382)
 Retained earnings (accumulated deficit)                            17,042       (37,808)           37,808  (5)           17,042
                                                                  ---------      ---------        ---------              --------

         Total stockholders' equity (deficit)                      192,013         79,451         (67,976)               203,488
                                                                 ---------      ---------        ---------               --------

     Total Liabilities and Stockholders' Equity (Deficit)        $ 223,804       $100,736        ($61,576)               $262,964
                                                                 =========      =========        =========               ========



                         WORLDPORT COMMUNICATIONS, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


(1) Adjustment to reduce depreciation expense in accordance with the reduction to the value assigned to non-current assets acquired, as the fair value of net assets acquired exceeded the purchase price.

(2) Adjustment to reflect the issuance of 5.1 million shares of common stock of the Company. Of this amount, 4.1 million shares were issued at the closing and the remaining 1.0 million shares will be issued to the Seller on the first anniversary of the closing, subject to certain representations and warranties.

(3) Adjustment to reduce the value assigned to non-current assets acquired, as the fair value of the net assets acquired exceeded the purchase price.

(4) Adjustment to reflect estimated transaction costs, severance, and lease termination costs related to the acquisition of the Hostmark Corporations.

(5) Adjustment to eliminate the equity and accumulated losses of the Hostmark Corporations prior to the acquisition date and to reflect the issuance of 5.1 million shares (1.0 million of which is issuable subject to certain representations and warranties) at a value of $11.5 million.

                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             WORLDPORT COMMUNICATIONS, INC.
Date:  July 10, 2001


                                             By:      /s/ John T. Hanson
                                                --------------------------------
                                             Name: John T. Hanson
                                             Title:  Chief Financial Officer

                                  Exhibit Index
                                  -------------

Exhibit No.                        Description
-----------                        -----------

      2.1* Stock Purchase Agreement, dated April 25, 2001, between Worldport Holdings, Inc. and Hostmark World, L.P.

     10.1* Shareholders Agreement, dated April 25, 2001, between the Company and Seller

     10.2* Registration Rights Agreement, dated April 25, 2001, among the Company, Seller and NB Rothschild & Sons Limited

     23.1**       Consent of PricewaterhouseCoopers, Independent Public
                  Accountants

     99.1** Audited Financial Statements for Hostmark World LP and its subsidiaries at December 31, 2000 and for the period from inception to December 31, 2000

----------------
* Incorporated by reference to the same numbered Exhibit to the Report on Form 8-K, dated April 26, 2001, of which this Amendment No. 1 on Form 8-K/A-1 forms a part.
**   Filed herewith.